UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
May 19, 2009
Date of Report (Date of earliest event reported)
CNB CORPORATION
(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation or organization)	033-00737 (Commission file number)	38-2662386 (I.R.S. Employer Identification No.)
303 North Main Street, Cheboygan MI 49721
(Address of principal executive offices, including Zip Code)
(231) 627-7111
(Registrant’s telephone number, including area code)
NO CHANGE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Certain Officers; election of Directors; Appointment of Certain Officers
CNB Corporation (“the Corporation”) announces the retirement of John L. Ormsbee as Director of the Corporation. Mr. Ormsbee was Director of the Corporation since its formation in 1985 and his retirement is due to the Corporation’s policy mandated retirement age of 70. Mr. Ormsbee is also retiring from the Board of Directors of Citizens National Bank of Cheboygan (“the Bank”) the sole subsidiary of CNB Corporation. Mr. Ormsbee was director of the Bank for 29 years.
ITEM 9.01. Financial Statements and Exhibits
(c) Exhibits
Exhibit 99 Press release announcing Mr. John L. Ormsbee’s retirement dated May 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNB Corporation (Registrant)
/s/ Susan A. Eno
Susan A. Eno
President and Chief Executive Officer

Dated: May 19, 2009

Exhibit Index

Exhibit
No.	Description

Exhibit 99	Press release announcing Mr. John L. Ormsbee’s retirement dated May 2009